UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): April 20, 2026
Digital Turbine, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35958	22-2267658
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 San Antonio Street, Suite 160, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

(512) 387-7717
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions. (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	APPS	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.
Amendment to Financing Agreement
On April 20, 2026, Digital Turbine, Inc. (the “Company”) amended its Financing Agreement (the “Financing Amendment”) among the Company, certain other wholly owned subsidiaries of the Company, as guarantors, Blue Torch Finance LLC, as administrative agent and as collateral agent, and the lenders from time to time party thereto to, among other things, amend the liquidity covenant to reduce the liquidity requirement for the period between April 1, 2026 and December 31, 2026 to $15,000,000.
The above summary of the Financing Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Financing Amendment, a copy which is attached as Exhibit 10.2 to this Current Report on Form 8-K (this “Report”) and incorporated by reference into this Item 1.01.
Amendment to Warrants to Purchase Common Stock
On April 20, 2026, the Company amended (the “Warrant Amendments”) certain outstanding warrants (the “Warrants”) to purchase shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”). The Warrant Amendments suspend the Company’s obligation to provide certain registration rights with respect to the resale of shares of Common Stock underlying the Warrants held by or issuable to the holders from time to time until October 1, 2026.
The foregoing description of the Warrant Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrant Amendments, a form copy of which is attached as Exhibit 4.2 to this Report and incorporated by reference into this Item 1.01.
Item 9.01        Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
4.1	Form of Warrant to Purchase Common Stock (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 2, 2025).
4.2	Form of Amendment to Warrant to Purchase Common Stock.
10.1
Financing Agreement, dated as of August 29, 2025, by and among the Company, each subsidiary of the Company listed as a “Borrower” on the signature pages thereto, each subsidiary of the Company listed as a “Guarantor” on the signature pages thereto, the lenders from time to time party thereto, and Blue Torch Finance LLC, as administrative agent and collateral agent for the lenders (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 2, 2025).

10.2
First Amendment to Financing Agreement, dated April 20, 2026, by and among the Company, each subsidiary of the Company listed as a “Borrower” on the signature pages thereto, each subsidiary of the Company listed as a “Guarantor” on the signature pages thereto, the lenders from time to time party thereto, and Blue Torch Finance LLC, as administrative agent and collateral agent for the lenders.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

April 23, 2026	Digital Turbine, Inc.
	By:	/s/ Stephen Andrew Lasher
Stephen Andrew Lasher
Executive Vice President & Chief Financial Officer